AGREEMENT FOR THE PURCHASE OF PARTIAL LEASEHOLDS

This Agreement for the Purchase of Partial Leaseholds ("Agreement") executed this February 10, 2011 with an effective date of February 1, 2011, by and between Geronimo Holding Corporation ("Seller") and American Standard Energy, Corp. ("Buyer").

Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain mineral rights leaseholds held on properties located on approximately 1,600 acres within multiple counties within Texas and Oklahoma as described in EXHIBIT A: Summarized as below;

• Cornett	• Capps Farms No. 1
• J.F. Lane “A” A/C #1	• State WE L
• Seabean***	• Davies Estate #2
• Matula

***Seabean acquisition is evidenced by separate Purchase Agreement dated February 1, 2011 but is included in the Group1 Property as evidenced by this Agreement.

Collectively referred to as the “Group 1 Property”, from Geronimo Holding Corporation.

In addition, to the above Group 1 properties the Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain mineral rights leaseholds held on additional properties located on approximately 2,500 acres located within multiple counties within Texas, Oklahoma and Arkansas collectively referred to as the “Group 2 Property”, from Geronimo Holding Corporation as described in Exhibit A: Summarized as below;

• Reveley Gas Unit	• Granger
• Federal 1x-5t	• Jordan B
• TCG #1	• McGinty
• Bell C Glo.	• JF Lane “A” A/C #2
• John Lane Nos. 1 & 2	• King Ranch oil and lignite
• Badger State #1	• JH Shirk Est.
• University Y	• Jerry B Clayton
• University Z	• Booger Bear
• Luther Gray Unit #1

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Sale.
Seller agrees to sell, transfer and convey to Buyer, and Buyer agrees to purchase the aforementioned partial leaseholds/Wells (the "Group 1 Property" and the “Group 2 Property”):  See EXHIBIT A.

2.  Price.
Buyer shall pay Seller for both Group 1 Property and Group 2 Property (the “Property”) the sum of SEVEN MILLION DOLLARS ($7,000,000) cash payable at Close.

3.  Transfer of Title.
Title to and ownership of all rights to the Property shall pass from Seller to Buyer upon close of escrow with an effective date of February 10, 2011.  Prior to Close of Escrow Seller shall deliver to Buyer the following items as well as such other information and documents as Buyer may reasonably request during the Due Diligence Period:
•	Copies of Original Leases

•	Copies of any subsequent Leases
•	Any Assignments made on the Property
•	Title reports of the Property
•	Division Orders (if available)
•	Engineering Reports of the Property
•	Full Legal Description of the Property
•	Completion of the 2009 Financial Audit of Seller or carve out for specific properties
•	Completion of the 2010 Engineering Report of Seller
•	Joint Interest Billings
•	API Number
•	Well ID Number (if any)
•	Production Report (if applicable)

4.  Representations and Warranties of Seller.

(a)           Seller warrants that the title to the Property shall be of marketable title free of undisclosed liens, mortgages, leases, or other rights in the Property.

(b)           Authority; Capacity to Sell.  The Seller has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Seller, and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors' rights generally; and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)           No Violation of Law or Agreement.  The execution, delivery and performance by Seller of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of Seller; (b) conflict with or result in a violation or breach of any provision of any Law or governmental order applicable to Seller; (c) require the consent, notice or other action by any person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any contract to which the Seller is a party or by which the Seller is bound or to which any of their respective properties and assets are subject or any permit affecting the properties, assets or business of the Seller; or (d) result in the creation or imposition of any encumbrance on any properties or assets of the Company. No consent, approval, permit, governmental order, declaration or filing with, or notice to, any governmental authority is required by or with respect to the Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. For purposes hereof, “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

(d)           Consents.  All consents, approvals or authorizations of, or registrations, filings or declarations with, any governmental authority or any other person, if any, required in connection with the execution, delivery and performance by the Sellers of this Agreement or the transactions contemplated hereby have been or at the closing of this Agreement will have been obtained by the Seller and will be in full force and effect.

(e)           Full Disclosure.  No representation or warranty by Seller in this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

(f)           Contingencies.  Seller shall provide completed Title Report to Buyer.  Sales price shall be adjusted accordingly should the results of the Title Report indicate anything contrary to this Agreement.

(g)           Net Royalty Interest.  Seller affirms that the Seller conveys at least SEVENTY THREE PERCENT (73%) Net Royalty Interest (NRI) of each Property, lease, or well (with the exception of King Ranch oil and lignite {gas portion} which is slightly less than 73%) to the Buyer.  If upon discovery of less than 73% NRI after close then Seller shall supplement additional property(ies) to cure any deficiency.

(h)           Royalties.  Seller shall credit/forward to Buyer any revenue or Royalties received by operators of the respective Properties with an effective date of February 1, 2011.  Any royalties received with an effective date of January 31, 2011 or earlier shall belong to Seller.  Any royalties received with an effective date of February 1, 2011 or later shall belong to Buyer.

5.  Representations and Warranties of Buyer.

(a)           Authority; Capacity to Purchase.  Buyer is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Buyer, and constitutes a legal, valid and binding obligation of such Buyer, enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors' rights generally; and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)           No Conflicts’ Consents.  The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of Buyer; (b) conflict with or result in a violation or breach of any provision of any Law or governmental order applicable to Buyer; or (c) require the consent, notice or other action by any person under any contract to which Buyer is a party. No consent, approval, permit, governmental order, declaration or filing with, or notice to, any governmental authority is required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

6. Limitation of Liability.
In no event shall Seller be liable for any special, indirect, incidental or consequential damages arising out of or connected with this Agreement or the Property, regardless of whether a claim is based on contract, tort, strict liability or otherwise, nor shall Buyer's damages exceed the amount of the purchase price of the Property.

7.  Notices.
Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services.

If to Seller:
Geronimo Holding Corporation
P.O. Box 804
Midland, TX 79702

If to Buyer:
American Standard Energy, Corp.
4800 North Scottsdale Road
Suite 1400
Scottsdale, AZ 85251

8.  Governing Law.
This Agreement shall be construed and enforced in accordance with the laws of the state of Arizona.

9.  Final Agreement.
This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof.  This Agreement may be modified only by a further writing that is duly executed by both parties.

10.  Severability.
If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

11.  Headings.
Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

THIS SECTION INTENTIONALLY LEFT BLANK – SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Geronimo Holding Corporation		American Standard Energy, Corp.

By:	/s/Randall Capps	By:	/s/Scott Feldhacker
Randall Capps		Scott Feldhacker
President		Chief Executive Officer

EXHIBIT A

Exhibit “A”

Attached to and made a part of that certain Agreement for the Purchase of Partial Leaseholds dated February 10, 2011 between Geronimo Holding Corporation, as Seller and American Standard Energy Corp., as Buyer

GROUP 1 PROPERTIES

CORNETT LEASE	28.333333% GWI	21.25% NRI
GAINES COUNTY, TEXAS
Lease #1
Lessor:	David Thane Cornett, dealing in his sole and separate property
Lessee:	John M. Clark, Inc.
Dated:	October 29, 2004
Recorded:	#R 0004755 Official Public Records, Gaines County, Texas
Description:	SW/4 Section 63, Block G, W.T.R.R. Company Survey

Lease #2
Lessor:	Jim L. Cornett, dealing in his sole and separate property
Lessee:	John M. Clark, Inc.
Dated:	October 29, 2004
Recorded:	#R 0004756 Official Public Records, Gaines County, Texas
Description:	SW/4 Section 63, Block G, W.T.R.R. Company Survey

Lease #3
Lessor:	Elbert Duane Cornett, dealing in his sole and separate property
Lessee:	John M. Clark, Inc.
Dated:	October 29, 2004
Recorded:	#R 0004754 Official Public Records, Gaines County, Texas
Description:	SW/4 Section 63, Block G, W.T.R.R. Company Survey

Lease #4
Lessor:	John W. Cornett, dealing in his sole and separate property
Lessee:	John M. Clark, Inc.
Dated:	October 29, 2004
Recorded:	#R 0004866 Official Public Records, Gaines County, Texas
Description:	SW/4 Section 63, Block G, W.T.R.R. Company Survey

J. F. LANE A A/C #1	100% GWI	75% NRI
Upton County, Texas
Lessor:	John F. Lane and Allie Lane, his wife
Lessee:	W.B. Powell
Lease Date:	06/11/25
Recording Data:	Book 17, Page 106, Upton County, Texas
Description:	N/2 SW/4 and SE/4 SW/4 of Section 5, Abstract 213, G.C. & S.F. Ry.
Co.Survey, Upton County, Texas

SEABEAN #1	22.40% GWI	16.80% NRI
Gaines County, Texas

SW/4 SW/4 Section 166, Block G, H&TC Ry. Co. Survey, Gaines County, Texas

MATULA	99.0% GWI	74.25% NRI
San Patricio, Texas
Oil, Gas and Mineral Leases – All Oil, Gas and Mineral Leases filed of recorded in the Official Public Records of San Patricio County, Texas

Lease Date:	September 18, 2006
Lessor:	Beverly Anne Matula (aka Beverly Jarvis Draper-Matula) etal
Lessee:	XOG Operating, LLC
Recording Data:	File #561175 & #561176
Legal Description:           99.329 acres of land, more or less, being all of Farm Block 90 and 84 and all of the East one-half of Farm Block 83 of the Welder and Odem Subdivision of 4,309.88 acres according to the Map or Plat thereof recorded in Volume 2, Page 4 of the Map Records of San Patricio County, Texas; and being a portion of that tract of land more particularly described in a Partition Deed dated September 9, 1930, by and between B. T. Draper and wife, Verna Draper and Hassie O’Bryant joined by her husband, R.H. O’Bryant, recorded in Vol. 97, Page 405 of the Deed Records of San Patricio County, Texas.

Lease Date:	October 5, 2005
Lessor:	Irvin C. Hatridge, Jr., Trustee
Lessee:	XOG Operating, LLC
Recording Data:	File #555482
Legal Description:           20 acres of land, more and less, being all of the west or northwest one-half of Farm Block 83 of the Welder and Odem Subdivision as shown by map or plat of said subdivision recorded in Volume 2, Page 4 of the Map Records of San Patricio County, Texas.  Said 20 acres being a portion of that tract of land described in an Oil, Gas and Mineral Deed dated August 20, 1987 from Sylvan Gurinsky, et al, as grantors, to Irvin C. Hatridge, Jr., Trustee, as grantee, recorded under instrument number 364441 in the Official Records of San Patricio County, Texas.

Lease Date:	October 12, 2005
Lessor:	Aaron L. Ward and wife, Reba J. Ward
Lessee:	XOG Operating, LLC
Recording Data:	File #555481
Legal Description:           20 acres of land, more and less, being all of the west or northwest one-half of Farm Block 83 of the Welder and Odem Subdivision as shown by map or plat of said subdivision recorded in Volume 2, Page 4 of the Map Records of San Patricio County, Texas.  Said 20 acres being more particularly described in a Warranty Deed dated 1-10-73 from Lynn D. Headrick, et al, as grantors, to Aaron Ward, as grantee, recorded in Vol. 462, Page 68 of the Deed Records of San Patricio County, Texas.

Lease Date:	November 11, 2005
Lessor:	Virginia T. Abercrombie and John B. Abercrombie, Trustees of the Yvonne B. Townsend Trust
Lessee:	XOG Operating, LLC
Recording Data:	File #555728
Legal Description:           20 acres of land, more and less, being all of the west or northwest one-half of Farm Block 83 of the Welder and Odem Subdivision as shown by map or plat of said subdivision recorded in Volume 2, Page 4 of the Map Records of San Patricio County, Texas.  Said 20 acres being more particularly described in a Mineral Deed dated April 20, 1944 from Complete Oil Well Services Company, as grantor, to Lee Townsend, et al, as grantee, recorded in Vol. 49, Page 568 of the Oil and Gas Records of San Patricio County, Texas.

Lease Date:	November 15, 2005
Lessor:	Laverne Cockerham Fulcher
Lessee:	XOG Operating, LLC
Recording Data:	File #555485
Legal Description:           20 acres of land, more and less, being all of the west or northwest one-half of Farm Block 83 of the Welder and Odem Subdivision as shown by map or plat of said subdivision recorded in Volume 2, Page 4 of the Map Records of San Patricio County, Texas.  Said 20 acres being that tract of land described in an Oil, Gas and Mineral Deed dated March 26, 1940 from G.C. Beauchamp to Louis H. Cockerham, recorded in Vol. 38, Page 272 of the Oil and Gas Records of San Patricio County, Texas.

Lease Date:	October 5, 2005
Lessor:	Carole Ann Bracamontes, Individually and as Independent Executor of the Estate of Abe Mozes, deceased
Lessee:	XOG Operating, LLC
Recording Data:	File #555727
Legal Description:           20 acres of land, more and less, being all of the west or northwest one-half of Farm Block 83 of the Welder and Odem Subdivision as shown by map or plat of said subdivision recorded in Volume 2, Page 4 of the Map Records of San Patricio County, Texas.  Said 20 acres being a portion of that tract conveyed in a Mineral Deed dated July 29, 1941, from George Estes, as grantor, to Abe Mozes, as grantee, recorded in Vol. 42, Page 359 of the Oil and Gas Records of San Patricio County, Texas.

Lease Date:	June 20, 2007
Lessor:	The Episcopal Church Corporation in West Texas for the benefit of St. Mark’s Espicopal Church, Corpus Christi, Texas
Lessee:	XOG Operating, LLC
Recording Data:	File #571187
Legal Description:           20 acres of land, more and less, being the northwest one-half of Farm Block 83 of the Welder and Odem Subdivision of 4,309.88 acres according to the Map or Plat Records recorded in Vol. 2, Page 4 of the Map Records of San Patricio County, Texas.

Lease Date:	August 12, 2008
Lessor:	Dorothy Holder, fka Dorothy Phillips
Lessee:	XOG Operating, LLC
Recording Data:	File #583181
Legal Description:           20 acres of land, more and less, being all of the Northwest Half (NW/2) of Farm Block 83 of the Welder and Odem Subdivision as shown by plat of said subdivision recorded in Volume 2, Page 4 of the Map Records of San Patricio County, Texas.

Lease Date:	September 30, 2008
Lessor:	Wanda Traugh
Lessee:	XOG Operating, LLC
Recording Data:	File #585715
Legal Description:           20 acres of land, more and less, being all of the Northwest Half (NW/2) of Farm Block 83 of the Welder and Odem Subdivision as shown by plat of said subdivision recorded in Volume 2, Page 4 of the Map Records of San Patricio County, Texas.

Lease Date:	December 20, 2006
Lessor:	Antonio Perez (a/k/a Antonio W. Perez)
Lessee:	XOG Operating, LLC
Recording Data:	File #564382
Legal Description:           6.678 acres of land, more or less, being a part of the west one-half of Farm Lot Eighty-three (83) of the Welder & Odem Subdvision, as shown on a plat recorded in Volume 2, Page 4 of the Plat Records of San Patricio County, Texas; and being that same tract of land described in a Warranty Deed dated March 17, 1995 from the First Commerce Bank, as grantor, to Antonio Perez, as grantee, and recorded as File Number 430320 of the Official Records of San Patricio County, Texas

Lease Date:	December 20, 2006
Lessor:	Bill F. Reeves and wife, Phyllis N. Reeves
Lessee:	XOG Operating, LLC
Recording Data:	File #564818

Legal Description:           6.678 acres of land, more or less, being a part of the west one-half of Farm Lot Eighty-three (83) of the Welder & Odem Subdvision, as shown on a plat recorded in Volume 2, Page 4 of the Plat Records of San Patricio County, Texas; and being that same tract of land described in a Warranty Deed dated September 8, 2000 from Gary Neal Rayburn and wife, Kimberlie Kay Rayburn, as grantor, to Bill F. Reeves and wife, Phyllis N. Reeves, as grantee, and recorded as File Number 487988 of the Official Records of San Patricio County, Texas

Subject to:

1)	Unit Designation for Matula #1R Gas Unit recorded in File #579677
2)	Unit Designation for Matula #1R Oil Unit recorded in File #579678

CAPPS FARMS #1	98.00% GWI	73.50% NRI
Midland County, Texas
LEASE NO 1:
Oil and Gas Lease dated May 3, 1948, from R.L. Kane and his wife, Beulah Kane, as Lessors, to Woodrow White and his wife, Elizabeth White, and James J. Kane and his wife, Clela Kane, as Lessees, and found of record in Volume 111, Page 112, Deed Records of Midland County, Texas.
LEASE NO 2:
Oil and Gas Lease dated July 17, 1951, from Louis Egan and his wife, Margaret Egan, as Lessors, to Tioga Petroleum Corporation, as Lessee, and found of record in Volume 148, Page 501, Deed Records of Midland County, Texas, as amended in that certain Amendment of Oil and Gas Lease recorded in Volume 154, Page 331, Deed Records of Midland County, Texas;

Insofar and only insofar, as the above described Lease No. 1 and Lease No. 2 cover the following described land in Midland County, Texas, to wit:

The SE/4 of Section 44, Block 40, T-2-S, H.G. Purcell Survey, as to depths below the unitized formation of the Parks Field Unit, said unitized formation described in that certain Royalty Owners Agreement dated effective as of August 1, 1954, by and between Operators and Royalty Owners of leases in the Parks Field, and recorded in Volume 212, Page 470, Deed Records of Midland County, Texas, as limited to the Pennsylvanian Bend unitized formation found in the Magnolia Petroleum Company J.F. Haley No. 1 Well in Section 7, S.F. 4169, Matt Daugherty Survey, Abstract No. 1448, Midland County, Texas, between 10,420 feet and 10,492 feet in depth measured by a Schlumberger electrical log.

LEASE NO. 3

Oil, Gas and Mineral Lease dated November 15, 2003, from Chaparral Limited Partnership, as Lessor, to Geronimo Holding Corporation, as Lessee, and found of record in Doc 1548, Volume 2300, Page 437, Records of Midland County, Texas, covering the following described lands:

A 165.10 acre tract described as the North-Half of the East-Half (N/2 E/2) of  Section 44, Block 40, T-2-S, H.G. Purcell Pre-emption Survey, Midland County, Texas, limited in depth as to the Devonian formation only.
STATE WE L LEASE	49.83322% GWI	37.374915% NRI
Lea County, New Mexico

Oil and Gas leases:
LESSOR:	State of New Mexico
LESSEE:	R.R. Herrell
LEASE NO:	E-1640
LEASE DATE:	12/10/47
DESCRIPTION:	W/2 of Section 10, T21S, R35E, Lea County, New Mexico, limited in depth as to the Morrow formation.

DAVIES ESTATE NO. 2	100% GWI	73.0% NRI
Upton County, Texas
Oil and Gas lease dated March 16, 1954, recorded in Volume 207, page 92, Oil and Gas Records of Upton county, from Henry Curtis Davies, et al, as Lessors, to the Texas Company, as Lessee, insofar as said Oil and Gas Lease covers the following described land situated in Upton County, Texas:

N/2 NW/4 of Section 16, Block 41, T-5-S, T&P Ry. Co. Survey, below the depth of 10,590 feet.   It is the intent of Assignor to assign THE DAVIES ESTATE NO. 2 WELL WHICH IS CURRENTLY PRODUCING BELOW 10,590’.

GROUP 2 PROPERTIES

REVELEY GAS UNIT	24.875% GWI	18.65625% NRI
Logan County, Arkansas

The interests set forth below in the following-described leases covering the hereinafter described portions of Section 16, Township 6 North, Range 28 West, Logan County, Arkansas:

	Lease	Recorded
Lessor	Date	Vol/Page	Description

Bryce Leigh Williams Reveley	7/9/77	D-1/46	W/2 E/2, E/2 W/2

C.D. Turbiville	9/4/78	F-1/471	W/2 W/2 less a 4.4 acre tract

Edna E. Luhman	9/5/80	M-1/276	Part of the E/2 NE/4

Paul Cotner	5/12/69	W/387	SE/4 SE/4

June Cotner	5/12/69	W/385	SE/4 SE/4

Gordon A. Cotner	5/12/69	W/403	SE/4 SE/4

Monroe Cotner	5/12/69	W/405	SE/4 SE/4

N.A. Cotner	5/13/69	W/422	SE/4 SE/4

Genevieve M. Cotner	8/11/69	W/450	SE/4 SE/4

Paula Rae Mitzell	9/4/78	F-1/12	A 4.4 acre tract in the NW/4 NW/4

James K. Thornton	4/19/79	F-1/283	Part of the E/2 NE/4

John J. Satterfield	4/20/79	F-1/338	Part of the NE/4 SE/4

U.S. Tuggle	11/27/79	G-1/434	W/2 W/2

Wanda A. Train	11/10/79	G-1/425	W/2 W/2

Ada Inex Taylor	11/27/79	G-1/432	W/2 W/2

Madge Harp	11/10/79	G-1/448	W/2 W/2

Luther C. Burt	11/01/79	G-1/427	W/2 W/2

Anna B. Coppinger	11/27/79	I-1/123	W/2 W/2

INSOFAR AND ONLY INSOFAR AS THE ABOVE LEASES COVER THE REVELEY GAS UNIT WELL #1, #2, #3, #4, #5, #6, #7, #8, #9, #10, #11. #12 AND #13.

FEDERAL 1X-5T	100% GWI	75% NRI
Logan County, Arkansas

Section 5, Township 6 North, Range 26 West, Logan County, Arkansas insofar and only insofar to the 10 acres in the form of a square surrounding the Federal 1X-5T Well only.

TCG	5% GWI	3.75% NRI
Glasscock County, Texas

INSOFAR AND ONLY INSOFAR AS THE BELOW LEASES COVER THE N/2 OF SECTION 34, BLOCK 33, T-2-S, T&P RY. CO SURVEY, GLASSCOCK COUNTY, TEXAS

1.	Oil, Gas and Mineral Lease dated May, 2008, between Jesse Louis Overton, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 594, Public Records of Glasscock County, Texas.

2.	Oil, Gas and Mineral Lease dated May, 2008, between Grace Lanell Evans, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 597, Public Records of Glasscock County, Texas.

3.
Oil, Gas and Mineral Lease dated May, 2008, between Lorita Joyce Robinson, aka Lorita Overton Robinson, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 600, Public Records of Glasscock County, Texas.

4.	Oil, Gas and Mineral Lease dated May, 2008, between Christine Chambers Brown, as Lessor, and Lyle D. Cannon as Lessee, recorded in Volume 117, Page 603, Public Records of Glasscock County, Texas.

5.	Oil, Gas and Mineral Lease dated May, 2008, between Lois Chambers Dilatush, as Lessor, and Lyle D. Cannon as Lessee, recorded in Volume 117, Page 606, Public Records of Glasscock County, Texas.

6.	Oil, Gas and Mineral Lease dated May, 2008, between Marian Ruth Sabia, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 609, Public Records of Glasscock County, Texas.

7.	Oil, Gas and Mineral Lease dated May, 2008, between David Paul Coffee, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 612, Public Records of Glasscock County, Texas.

8.	Oil, Gas and Mineral Lease dated May, 2008, between Lee Merritt, as Lessor, and Lyle D. Cannon as Lessee, recorded in Volume 117, Page 615, Public Records of Glasscock County, Texas.

9.	Oil, Gas and Mineral Lease dated May, 2008, between Billye McLaughlin, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 618, Public Records of Glasscock County, Texas.

10.	Oil, Gas and Mineral Lease dated May, 2008, between Sheryl Cox, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 621, Public Records of Glasscock County, Texas.

11.	Oil, Gas and Mineral Lease dated May, 2008, between Scott McLaughlin, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 624, Public Records of Glasscock County, Texas.

12.	Oil, Gas and Mineral Lease dated May, 2008, between Kae McLaughlin, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 627, Public Records of Glasscock County, Texas.

13.	Oil, Gas and Mineral Lease dated May, 2008, between Marianne Weiderman, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 630, Public Records of Glasscock County, Texas.

14.	Oil, Gas and Mineral Lease dated June, 2008, between White Star Energy, Inc., as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 633, Public Records of Glasscock County, Texas.

15.	Oil, Gas and Mineral Lease dated May, 2008, between Bob M. Fannin, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 636, Public Records of Glasscock County, Texas.

16.	Oil, Gas and Mineral Lease dated May, 2008, between Barbara A. Fannin, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 639, Public Records of Glasscock County, Texas.

17.	Oil, Gas and Mineral Lease dated May, 2008, between Jennie Beth Fannin, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 647, Public Records of Glasscock County, Texas.

18.
Oil, Gas and Mineral Lease dated May, 2008, between Robert Alan Fannin, Individually and as co-trustee under the Will of Ollie May Fannin, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 650, Public Records of Glasscock County, Texas.

19.	Oil, Gas and Mineral Lease dated June, 2008, between Suzann Lupton, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 654, Public Records of Glasscock County, Texas.

20.	Oil, Gas and Mineral Lease dated May, 2008, between Nancy Gayle Love Lobb, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 657, Public Records of Glasscock County, Texas.

21.	Oil, Gas and Mineral Lease dated April, 2008, between Richard Oliver McMurray, as Lessor, and Lyle D. Cannon as Lessee, recorded in Volume 117, Page 660, Public Records of Glasscock County, Texas.

22.	Oil, Gas and Mineral Lease dated April, 2008, between Michael B. Cole, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 663, Public Records of Glasscock County, Texas.

23.	Oil, Gas and Mineral Lease dated May, 2008, between Cleo Kaufmann, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 666, Public Records of Glasscock County, Texas.

24.	Oil, Gas and Mineral Lease dated May, 2008, between Kathleen Grimes, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 669, Public Records of Glasscock County, Texas.

25.	Oil, Gas and Mineral Lease dated May, 2008, C.E. Thomas, III, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 672, Public Records of Glasscock County, Texas.

26.	Oil, Gas and Mineral Lease dated June, 2008, Ruth Salisbury, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume 117, Page 675, Public Records of Glasscock County, Texas.

27.
Oil, Gas and Mineral Lease dated May, 2008, Bill B. Fannin, Jr., individually and as co-trustee under the Will of Ollie May Fannin, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume ___, Page ___, Public Records of Glasscock County, Texas.

28.	Oil, Gas and Mineral Lease dated June, 2008, Ruby Lee Thomas, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume ___, Page ___, Public Records of Glasscock County, Texas.

29.	Oil, Gas and Mineral Lease dated June, 2008, Pecos Bend Royalties, LP., as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume ___, Page ___, Public Records of Glasscock County, Texas.

30.	Oil, Gas and Mineral Lease dated June, 2008, George T. Thomas, Jr., as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume ___, Page ___, Public Records of Glasscock County, Texas.

31.
Oil, Gas and Mineral Lease dated May, 2008, Melissa Chapman, Guardian of the Estate of Thomas J. Coffee, NCM, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume ___, Page ___, Public Records of Glasscock County, Texas.

32.	Oil, Gas and Mineral Lease dated June, 2008, Bob Phipps et ux Nayna P. Phipps, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume ___, Page ___, Public Records of Glasscock County, Texas.

33.	Oil, Gas and Mineral Lease dated June, 2008, Primative Petroleum, Inc., as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume ___, Page ___, Public Records of Glasscock County, Texas.

34.	Oil, Gas and Mineral Lease dated June, 2008, Mary Catherine Holley, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume ___, Page ___, Public Records of Glasscock County, Texas.

35.	Oil, Gas and Mineral Lease dated June, 2008, Donnie Jane Byrne, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume ___, Page ___, Public Records of Glasscock County, Texas.

36.	Oil, Gas and Mineral Lease dated June, 2008, Wildwood Royalties, Inc., as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume ___, Page ___, Public Records of Glasscock County, Texas.

37.	Oil, Gas and Mineral Lease dated June, 2008, Reba Jean Bailey, as Lessor, and K. Bryan Reeves as Lessee, recorded in Volume ___, Page ___, Public Records of Glasscock County, Texas.

BELL C #1	15.058590% GWI	11.286232% NRI
BELL C #3	15.319010% GWI	11.472337% NRI
BELL C #4	15.188802% GWI	11.391602% NRI
Andrews County, Texas

Description:      E/2 of Section 14, Block A-34, PSL Survey, Andrews County, Texas

JOHN LANE #1 & #2	100% GWI	75% NRI
Upton County, Texas

Lessor:	John F. Lane and Allie Lane, his wife
Lessee:	The Texas Company
Lease Date:	12/30/24
Recording Data:	Book 18, Page 259, Upton County, Texas
Description:            Insofar and only insofar as lease covers 40 acres in the form of a square surrounding the John Lane #1 and the NW/4 of NW/4 of Section 32, Block 1,
MK&T Ry. Co. Survey, limited to interval between 2,470 feet to base of the
Upper Ellenburger formation defined as a depth approximately 10,000 feet below the surface, as indicated by a Compensated Neutron Litho Density Log of the
Sun Exploration and Production J.L. Lane #1 Well located 2450 feet FNL and
1600 feet FWL of Section 32, Block 1, MK & T Ry. Co. Survey, Upton
County, Texas.

AND FURTHER FOR CLARIFICATION THE INTENT OF ASSIGNOR
IS TO SAVE AND EXCEPT ANY AND ALL RIGHTS OBTAINED IN
THAT CERTAIN ASSIGNMENT DATED OCTOBER 3, 2008 FROM VANGUARD PERMIAN, LLC TO GERONIMO HOLDING
CORPORATION RECORDED AS DOCUMENT NUMBER 00144863, IN VOLUME 807, PAGE 462 OF THE OFFICIAL PUBLIC RECORDS IN UPTON COUNTY, TEXAS.

BADGER 30 STATE LEASE	18.692210% GWI	14.019163% NRI
Lea County, New Mexico

Section 30, Township 20 South, Range 36 East, Lea County, New Mexico

Oil and Gas leases:

LESSOR:	State of New Mexico
LESSEE:	Union Oil Company of California
LEASE NO:	E-1782
LEASE DATE:	3/10/48
DESCRIPTION:	Section 30, T20S, R36E, Lea County, New Mexico, limited in depth as to the Morrow formation.

UNIVERSITY Y & Z	25% GWI	18.75% NRI
Crane County, Texas

Dated:                                           July 12, 1960
Recorded:	Book 143, Page 405, Deed Records of Crane County, Texas
Lessor:	The State of Texas
Lessee:	Texas Gulf Producing Company
Lands covered:	NE/4 of Section 11, Block 31, University Land Survey, Crane County, Texas

Dated:	July 12, 1960
Recorded:	Book 143, Page 409, Deed Records of Crane County, Texas
Lessor:	The State of Texas
Lessee:	Texas Gulf Producing Company
Lands covered:	SE/4 of Section 11, Block 31 University Lands Survey, Crane County, Texas

GRANGER #1	28.33334% GWI	21.391666 NRI

Gaines County, Texas

Oil & Gas Lease

Lessor:	The Granger Family Limited Partnership, et al
Lessee:	John M. Clark, Inc.
Recorded:	#2005-1675 Official Public Records, Gaines County, Texas
Description	That certain 40 acre unit around the John M. Clark, Inc. Granger #1 being in the N/2 NW/4 of Section 64, Block G, W.T.R.R. Co. Survey, Gaines County, Texas

JORDAN B #1	70.117193% GWI	52.587895% NRI
Lea County, New Mexico

All recording data refers to the Official Records of Lea County, New Mexico, as noted).

Lease No.                                                      01-NM-5150-A
Lessor:	Maggie J. Tidwell, et vir
Lessee:	TXO Production Corp.
Instrument Dated:	1-23-84
Recording Data:	Book 369, Page 104
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

Lease No.	01-NM-5150-B
Lessor:	Bertha J. Spoonemore, et vir
Lessee:	TXO Production Corp.
Instrument Dated:	1-23-84
Recording Data:	Book 368, Page 666
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

Lease No.                                                      01-NM-5150-C
Lessor:	Alice Jordan
Lessee:	TXO Production Corp.
Instrument Dated:	1-23-84
Recording Data:	Book 368, Page 663
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

Lease No.	01-NM-5150-D
Lessor:	Nellie J. Caldwell
Lessee:	TXO Production Corp.
Instrument Dated:	1-23-84
Recording Data:	Book 368, Page 669
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

Lease No.	01-NM-5150-E
Lessor:	Mettie Jordan F/B/O Alice Jordan

Lessee:	TXO Production Corp.
Instrument Dated:	1-23-84
Recording Data:	Book 368, Page 672
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

Lease No.	01-NM-5150-F
Lessor:	Nellie J. Jordan
Lessee:	TXO Production Corp.
Instrument Dated:	1-23-84
Recording Data:	Book 368, Page 675
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

Lease No.	01-NM-5150-G
Lessor:	Louise Hord
Lessee:	TXO Production Corp.
Instrument Dated:	1-23-84
Recording Data:	Book 368, Page 678
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

Lease No.	01-NM-5150-H
Lessor:	Emmitt Roy Jordan
Lessee:	TXO Production Corp.
Instrument Dated:	1-23-84
Recording Data:	Book 368, Page 681
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

Lease No.	01-NM-5150-I
Lessor:	F.K. Turner, et ux
Lessee:	TXO Production Corp.
Instrument Dated:	1-23-84
Recording Data:	Book 368, Page 684
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

Lease No.	01-NM-5150-J
Lessor:	Lewis R. Kerr, et ux
Lessee:	TXO Production Corp.
Instrument Dated:	1-23-84
Recording Data:	Book 368, Page 687
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

Lease No.	01-NM-5150-K
Lessor:	Imogene W. Flanagan
Lessee:	TXO Production Corp.
Instrument Dated:	1-23-84
Recording Data:	Book 368, Page 690
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

Lease No.                                                      01-NM-5150-L
Lessor:	S. & S. Inc.
Lessee:	TXO Production Corp.

Instrument Dated:	1-23-84
Recording Data:	Book 368, Page 693
Lands Subject to Conveyance:	SE/4 Sec. 11, T20S, R35E

All of the above leases are limited in depth as to the Wolfcamp formation only.

MCGINTY LEASE	6.671875% GWI	5.00387% NRI
Yoakum County, Texas

1.	Dated:	January 18, 1989
	Recorded:	Volume 44, Page 209, Deed Records of Yoakum County, Texas
	Lessor:	Alma Lynn Been McGinty, et al
	Lessee:	Sam L. Pfiester
	Lands covered:	NE/4 of Section 361, Block D
John H. Gibson Survey, Yoakum County, Texas

2.	Dated:	September 11, 1989
	Recorded:	Volume 54, Page 12, Deed Records of Yoakum County, Texas
	Lessor:	Fina Oil & Chemical
	Lessee:	Sam L. Pfiester
	Lands covered:	NE/4 of Section 361, Block D
John H. Gibson Survey, Yoakum County, Texas

3.	Dated:	May 9, 1989
	Recorded:	Volume 50, Page 57, Deed Records of Yoakum County, Texas
	Lessor:	Mike Field, et al
	Lessee:	Hughes Eastern Corporation
	Lands covered:	NE/4 of Section 361, Block D
John H. Gibson Survey, Yoakum County, Texas

4.	Dated:	May 10, 1989
	Recorded:	Volume 50, Page 61, Deed Records of Yoakum County, Texas
	Lessor:	Vernon A. Townes, et ux
	Lessee:	Hughes Eastern Corporation
	Lands covered:	NE/4 of Section 361, Block D
John H. Gibson Survey, Yoakum County, Texas

5.	Dated:	May 16, 1989
	Recorded:	Volume 50, Page 48, Deed Records of Yoakum County, Texas
	Lessor:	Jerry Corbin
	Lessee:	Hughes Eastern Corporation
	Lands covered:	NE/4 of Section 361, Block D
John H. Gibson Survey, Yoakum County, Texas

6.	Dated:	May 16, 1989
	Recorded:	Volume 50, Page 54, Deed Records of Yoakum County, Texas

	Lessor:	Sue Holder
	Lessee:	Hughes Eastern Corporation
	Lands covered:	NE/4 of Section 361, Block D
John H. Gibson Survey, Yoakum County, Texas

7.	Dated:	May 16, 1989
	Recorded:	Volume 50, Page 51, Deed Records of Yoakum County, Texas
	Lessor:	Ruth Turner
	Lessee:	Hughes Eastern Corporation
	Lands covered:	NE/4 of Section 361, Block D
John H. Gibson Survey, Yoakum County, Texas

J.F. LANE “A” A/C 2	100% GWI	75% NRI
Upton County, Texas

Lessor:	John F. Lane and Allie Lane, his wife
Lessee:	W.B. Powell
Lease Date:	06/11/25
Recording Data:	Book 17, Page 106
Description:	N/2 and SE/4 of Section 5, Abstract 213, G.C. & S.F. Ry. Co. Survey,
Upton County, Texas

KING RANCH OIL & LIGNITE	100% GWI	73.41640% NRI (OIL)
Upton County, Texas		72.68224% NRI (GAS)

Lessor:	King Ranch Oil & Lignite Company
Lessee:	Neville G. Penrose
Lease Date:	05/07/59
Recording Data:	Volume 282, Page 393, Oil and Gas Records, Upton County, Texas
Description:	NW/4 of Section 26, Block 2, MK&T Ry. Co. Survey, Upton County, Texas

J.H. SHIRK ESTATE	100% GWI	78.6875% NRI
Upton County, Texas

The West Half of the Southwest Quarter (W ½ SW ¼) of Section 23, Block 2, MK & T Ry. Co. Survey, A-347, Upton County, Texas.

JERRY B CLAYTON “B” LEASE	100% GWI	75% NRI
Borden County, Texas

	Lease Date:	October 5, 2000
Lessor:	Jerry Fielding Clayton, a/k/a Jerry F. Clayton
	Lessee:	R. Capps Oil Corp.
Recording Data:	Volume 276, Page 38
Description:          Southwest Quarter (SW/4) of Section 31, and the Northwest Quarter (NW/4) of Section 42 all in Block 32, Township 4 North, T & P Railway Co. Survey, Borden County, Texas

Lease Date:	October 5, 2000

Lessor:	Ruben Mardes Clayton, III, a/k/a R.M. Clayton, III
	Lessee:	R. Capps Oil Corp.
Recording Data:	Volume 276, Page 346
Description:     Southwest Quarter (SW/4) of Section 31, and the Northwest Quarter (NW/4) of Section 42 all in Block 32, Township 4 North, T & P Railway Co. Survey, Borden County, Texas

Lease Date:	October 5, 2000
Lessor:	Edna Clayton Dewees, a/k/a Edna C. Dewees
Lessee:	R. Capps Oil Corp.
Recording Data:	Volume 276, Page 350
Description:     Southwest Quarter (SW/4) of Section 31, and the Northwest Quarter (NW/4) of Section 42 all in Block 32, Township 4 North, T & P Railway Co. Survey, Borden County, Texas

Lease Date:	October 5, 2000
Lessor:	Anita Ann Reeder
Lessee:	R. Capps Oil Corp.
Recording Data:	Volume 277, Page 50
Description:     Southwest Quarter (SW/4) of Section 31, and the Northwest Quarter (NW/4) of Section 42 all in Block 32, Township 4 North, T & P Railway Co. Survey, Borden County, Texas

BOOGER BEAR “A”	11.90625% GWI	8.929688% NRI
Scurry County, Texas

Description:     40 acre tract of land in the SE/4 of Section 191, Block 97, H&TC Ry. Co. Survey, Scurry County, Texas, including any and all of Assignor’s rights in and to the Booger Bear A Lease and wells located on said lease.

LUTHER GRAY UNIT #1	5.9591% GWI	4.3933% NRI
Grady County, Oklahoma

CONTRACTUAL INTERESTS ACQUIRED BY VIRTUE OF JOINT OPERATING AGREEMENT DATED 02/03/53 BY AND BETWEEN MERCURY DRILLING COMPANY, AS OPERATOR AND THE TEXAS COMPANY, ET AL, AS NON-OPERATOR, AS AMENDED 3/29/55, 1/7/64, 4/3/73, 11/11/75, 1/8/80 AND 2/2/288

T-5-N R-7-W
            Sec. 24: S/2
Sec. 25: N/2
               Grady County, Oklahoma

SUBJECT TO:

1.           AR-63541 JOINT OPERATING AGREEMENT DATED 07/01/80 BY AND BETWEEN TEXACO, INC. AS OPERATOR AND COTTON PETROLEUM CORPORATION, ET AL, AS NON-OPERATOR, LIMITED TO THE ATOKA, MORROW AND SPRINGER COMMON SOURCES OF SUPPLY.

End of Exhibit